UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 6, 2011
Pride International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)	77057 (Zip Code)
Registrant’s telephone number, including area code: (713) 789-1400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-4.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On February 6, 2011, Pride International, Inc. (“Pride”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ensco plc, a public limited company organized under the laws of England and Wales (“Ensco”), ENSCO International Incorporated, a Delaware corporation and an indirect, wholly owned subsidiary of Ensco (“Delaware Sub”), and ENSCO Ventures LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Ensco (“Merger Sub”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into Pride (the “Merger”), with Pride as the surviving entity and an indirect, wholly owned subsidiary of Ensco.
     As a result of the Merger, each outstanding share of Pride’s common stock (other than shares of common stock held by Ensco, Pride or any wholly owned subsidiary of Ensco or Pride (which will be cancelled as a result of the Merger), those shares with respect to which appraisal rights under Delaware law are properly exercised and not withdrawn and other shares held by certain U.K. residents if determined by Ensco) will be converted into the right to receive $15.60 in cash and 0.4778 American Depositary Shares, representing Class A ordinary shares of Ensco (each, an “Ensco ADS”) (together, the “Merger Consideration”). Under certain circumstances, UK residents may receive all cash consideration as a result of compliance with legal requirements.
     At the effective time of the Merger, all outstanding equity awards of Pride will vest, Pride common stock will be paid to holders of restricted stock units and such stock will be converted to cash and Ensco ADSs on the same basis as other outstanding Pride common stock, and all vested and unexercised Pride stock options will be assumed by Ensco and converted into equivalent options to acquire Ensco ADSs based on an exchange ratio equal to 0.4778 plus a fraction obtained by dividing $15.60 by the average closing price of Ensco ADSs for the five trading days ending three trading days before the closing of the Merger.
     The completion of the Merger is subject to certain conditions, including, among others, (i) the adoption of the Merger Agreement by the stockholders of Pride and the approval of the delivery of the Ensco ADSs by the shareholders of Ensco, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of any pending governmental proceeding or order to restrain the transactions in specified jurisdictions, including the United States, (iii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Ensco, Pride, Delaware Sub and Merger Sub, respectively, and compliance by Ensco, Pride, Delaware Sub and Merger Sub with their respective covenants and agreements under the Merger Agreement, (iv) the declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the registration statements on Form S-4 and Form F-6 and, if applicable, the UK Listing Authority shall have approved Ensco’s prospectus, (v) the Ensco ADSs to be delivered pursuant to the Merger shall have been authorized for listing on the New York Stock Exchange and (vi) other customary closing conditions.
     Each of Ensco, Pride, Merger Sub and Delaware Sub has made representations and warranties in the Merger Agreement. Ensco and Pride have made covenants to conduct their businesses in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and covenants not to engage in certain kinds of transactions during that period. Ensco and Pride have made certain additional covenants, including, among others, covenants, subject to certain exceptions, (i) not to solicit proposals regarding alternative business combination transactions, (ii) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, (iii) to cause shareholder meetings and stockholder meetings, respectively, to be held to approve the delivery of Ensco ADSs in connection with the Merger and the adoption of the Merger

Agreement, respectively, and (iv) for their respective Boards of Directors to recommend approval of such proposals. In addition, Ensco has made covenants to use its reasonable best efforts to obtain financing on the same or more favorable terms as in the Commitment Letter described below.
     The Merger Agreement may be terminated under certain circumstances, including if the Board of Directors of either Pride or Ensco has determined in good faith that it has received a superior proposal and otherwise complies with certain terms of the Merger Agreement. Upon the termination of the Merger Agreement, under specified circumstances, including the failure to obtain a party’s shareholder approval, such party will be required to pay a fee to the other party of $50 million. Upon the termination of the Merger Agreement under other specified circumstances, including (1) the decision to accept a superior proposal, (2) a change in board recommendation, or (3) a failure to obtain shareholder approval after public disclosure of an alternative business combination proposal before the shareholder meeting and either the Board of Directors determines such proposal to be a superior proposal or, within 12 months after termination of the Merger Agreement, the party enters into a definitive agreement or consummates an alternative business combination proposal, such party will be required to pay the other party a termination fee of $260 million.
     Additionally, Ensco has agreed that it will cause two non-employee current directors designated by Pride to be appointed to the board of directors of Ensco at the closing of the Merger. Each designee will be appointed to the class of directors selected by Ensco and will stand for election for the remaining portion of the term of office, if any, for such class at the next annual general meeting of Ensco shareholders for which a notice of the meeting has not been sent at the time of the appointment. Ensco management will recommend to the nominating, governance and compensation committee of the Ensco board of directors that such designees be nominated for election at such annual general meeting.
     Ensco has advised Pride that, in connection with the Merger Agreement, Ensco entered into a bridge commitment letter (the “Commitment Letter”) pursuant to which certain lenders committed to provide $2.75 billion under an unsecured bridge term facility to fund a portion of the financing for the transactions contemplated by the Merger Agreement. The commitment is subject to various conditions, including the absence of a material adverse effect on Pride or Ensco having occurred, the receipt by Ensco of investment grade credit ratings, the execution of satisfactory documentation and other customary closing conditions. The closing of the financing is not a condition to the completion of the Merger.
     The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Ensco, Pride or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures; were made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Ensco, Merger Sub, Delaware Sub or Pride or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Ensco and Pride.

Item 3.03 Material Modification to Rights of Security Holders
     In connection with the Merger Agreement, Pride and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) entered into Amendment No. 2 to Rights Agreement, dated as of February 6, 2011 (the “Amendment”), to the Rights Agreement dated as of September 12, 2001, between Pride and the Rights Agent, as amended (the “Rights Agreement”). Capitalized terms used in this Item 3.03 and not otherwise defined in this report have the meaning ascribed to them in the Rights Agreement.
     The Amendment provides, among other things, that none of (i) the announcement of the Merger, (ii) the execution, delivery and performance of the Merger Agreement and the acquisition of, or right or obligation to acquire, beneficial ownership of Pride common stock as a result of the execution of the Merger Agreement, (iii) the conversion of Pride common stock into the right to receive the Merger Consideration or (iv) the consummation of the Merger or any other transaction contemplated by the Merger Agreement will cause (x) Ensco, Merger Sub, Delaware Sub or any of their Affiliates or Associates to become an Acquiring Person, or (y) the occurrence of a Flip-In Event, a Flip-Over Event, a Distribution Date or a Stock Acquisition Date under the Rights Agreement.
     In addition, the Amendment provides that the Rights will expire (i) immediately prior to the effective time of the Merger, if the Merger is completed, or (ii) on the later of (x) the date on which the Merger Agreement is terminated or (y) September 30, 2011, the expiration date of the Rights Agreement prior to the Amendment.
     The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 4.1 and the terms of which are incorporated herein by reference.
***
Important Additional Information Regarding The Transaction Will Be Filed With The SEC
     In connection with the proposed transaction, Ensco will file a registration statement including a joint proxy statement/prospectus of Ensco and Pride with the SEC. INVESTORS AND SECURITY HOLDERS OF ENSCO AND PRIDE ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO IT) WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Ensco and Pride seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Ensco and Pride with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to either Investor Relations, Ensco plc, 500 N. Akard, Dallas, Texas 75201, telephone 214-397-3015, or Investor Relations, Pride International, Inc., 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400. Copies of the documents filed by Ensco with the SEC will be available free of charge on Ensco’s website at www.enscoplc.com under the tab “Investors.” Copies of the documents filed by Pride with the SEC will be available free of charge on Pride’s website at www.prideinternational.com under the tab “Investor Relations”. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C.

20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.
     Ensco and Pride and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Ensco’s proxy statement relating to its 2010 General Meeting of Shareholders and Pride’s proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on April 5, 2010 and April 1, 2010, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

No.	Description

2.1	Agreement and Plan of Merger, dated as of February 6, 2011, by and among Pride, Ensco, Merger Sub and Delaware Sub.†

4.1	Amendment No. 2 to Rights Agreement, dated as of February 6, 2011, between Pride and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Joint Press Release, dated February 7, 2011

†	A copy of any omitted schedules will be provided to the SEC upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pride INTERNATIONAL, INC.
By:	/s/ Brady K. Long
Brady K. Long
Vice President—General Counsel & Secretary

Date: February 7, 2011

EXHIBIT INDEX

No.	Description

2.1	Agreement and Plan of Merger, dated as of February 6, 2011, by and among Pride, Ensco, Merger Sub and Delaware Sub.†

4.1	Amendment No. 2 to Rights Agreement, dated as of February 6, 2011, between Pride and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Joint Press Release, dated February 7, 2011

†	A copy of any omitted schedules will be provided to the SEC upon request.